Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ C. F. Bolden Jr.
Charles F. Bolden, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ David A. Daberko
David A. Daberko

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ William L. Davis
William L. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Shirley Ann Jackson
Shirley Ann Jackson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Philip Lader
Philip Lader

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Charles R. Lee
Charles R. Lee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ D. H. Reilley
Dennis H. Reilley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Seth E. Schofield
Seth E. Schofield

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ D. C. Yearley
Douglas C. Yearley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director and Chairman of the Board of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director and Chairman of the Board of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director and Chairman of the Board, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director and Chairman of the Board of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ T. J. Usher
Thomas J. Usher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned director and President and Chief Executive Officer of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as a director or officer, or both, as the case may be, of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as a director or officer, or both, as may be the case, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as a director or officer, or both, as may be the case, of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Clarence P. Cazalot, Jr.
Clarence P. Cazalot, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned Senior Vice President and Chief Financial Officer of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr., William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as an officer of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as an officer, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as an officer of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Janet F. Clark
Janet F. Clark

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, the undersigned Vice President, Accounting and Controller of Marathon Oil Corporation, a Delaware corporation (the “Corporation”) hereby constitute and appoint Clarence P. Cazalot, Jr. Janet F. Clark, William F. Schwind, Jr., and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for me in my name, place and stead in my capacity as an officer of the Corporation, to sign a Registration Statement on Form S-4 in connection with the registration of the offering of $915 million of common stock of the Corporation, any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and any and all amendments (including post-effective amendments) thereto and all documents or instruments necessary, advisable or appropriate to enable the Corporation to comply with the Securities Act and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform, in my name and on my behalf as an officer of the Corporation, each and every act and thing whatsoever that is necessary, advisable or appropriate in connection therewith as fully to all intents and purposes as I, in my capacity as an officer of the Corporation, might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2005.

/s/ Albert G. Adkins
Albert G. Adkins